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Exhibit 10.22

FIRST AMENDMENT
TO
SECURITYHOLDERS AGREEMENT
AMONG
K&F PARENT, INC.
AND
CERTAIN OF ITS
STOCKHOLDERS, OPTIONHOLDERS AND WARRANTHOLDERS
DATED AS OF NOVEMBER 18, 2004

        THIS FIRST AMENDMENT TO SECURITYHOLDERS AGREEMENT (the "Amendment"), dated as of December 27, 2004, is being entered into by and among K&F Parent, Inc., a Delaware corporation (the "Company"), Aurora Industrial Holdings LLC, a Delaware limited liability company, Aurora Equity Partners III L.P., a Delaware limited partnership, Aurora Overseas Equity Partners III, L.P., a Cayman Islands limited partnership, the holders of a majority in voting interests of the issued and outstanding shares of Common Stock, voting together as a single class, held by the Securityholders other than the Aurora Entities and the holders of a majority in voting interests of the issued and outstanding shares of Preferred Stock, voting together as a single class, held by the Securityholders other than the Aurora Entities. All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement (as defined below).

R E C I T A L S

        WHEREAS, the Company and the Securityholders are parties to that certain Securityholders Agreement dated as of November 18, 2004 (the "Agreement");

        WHEREAS, Aurora Industrial Holdings LLC, a Class B Securityholder party to the Agreement, shall be dissolved contemporaneously with the execution of this Amendment and the Securities held by it shall be distributed to its members (each a Permitted Transferee), Aurora Equity Partners II L.P., a Delaware limited partnership, and Aurora Overseas Equity Partners II, L.P., a Cayman Islands limited partnership, each of which shall contemporaneously execute an Addendum to Securityholders Agreement agreeing to be designated a Securityholder and to be bound by the terms of the Agreement;

        WHEREAS, in connection with such dissolution of Aurora Industrial Holdings LLC, the parties hereto desire to enter into this Amendment to amend the Agreement as set forth below; and

        WHEREAS, pursuant to Section 13.2 of the Agreement, the Agreement may be amended, modified or supplemented by written agreement of the parties hereto.

A G R E E M E N T

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

        A.    Amendment to the Agreement

          1.     The following defined terms shall be added to Section 1.1 of the Agreement:

            "AEP II" means Aurora Equity Partners II L.P., a Delaware limited partnership.

            "AOEP II" means Aurora Overseas Equity Partners II, L.P., a Cayman Islands limited partnership.

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          2.     The defined term "Aurora Entities" shall be amended and restated in its entirety to read as follows:

            "Aurora Entities" means, collectively, AEP II, AOEP II, AEP III and AOEP III.

          3.     The defined term "Aurora Industrial" in Section 1.1 of the Agreement shall be deleted in its entirety.

          4.     Exhibit B of the Agreement shall be amended and restated to delete reference to Aurora Industrial Holdings LLC and to list the entities and share numbers set forth on Attachment A attached hereto and incorporated herein by reference.

        B.    Miscellaneous

          1.     Except as amended as set forth above, the Agreement shall continue in full force and effect.

          2.     This Amendment may be signed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed one and the same document.

[Signature Pages follows]

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        IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Securityholders Agreement as of the date first written above.

COMPANY:
K&F PARENT, INC.
By:	/s/ RICHARD K. ROEDER
Name:	Richard K. Roeder
Title:	Vice President and Secretary
SECURITYHOLDERS:
AURORA INDUSTRIAL HOLDINGS LLC
By:	/s/ RICHARD K. ROEDER
Name:	Richard K. Roeder
Title:	Secretary
AURORA EQUITY PARTNERS III L.P.
By:	Aurora Capital Partners III L.P., its general partner
By:	Aurora Advisors III LLC, its general partner
By:	/s/ RICHARD K. ROEDER
Name:	Richard K. Roeder
Title:	Secretary
AURORA OVERSEAS EQUITY PARTNERS III, L.P.
By:	Aurora Overseas Capital Partners III, L.P., its general partner
By:	Aurora Overseas Advisors III, LDC, its general partner
By:	/s/ RICHARD K. ROEDER
Name:	Richard K. Roeder
Title:	Secretary

S-1

GENERAL ELECTRIC PENSION TRUST
By:	GE ASSET MANAGEMENT INCORPORATED, its investment manager
By:	/s/ MICHAEL M. PASTORE
Name:
Michael M. Pastore
Title:
Vice President
CO-INVESTMENT PARTNERS, L.P.
By:	CIP Partners, LLC, its general partner
By:	/s/ WALTER M. CAIN
Name:
Walter M. Cain
Title:
Member
CALIFORNIA PUBLIC EMPLOYEES' RETIREMENT SYSTEM
By:	/s/ LEON G. SHAHINIAN
Name:
Leon G. Shahinian
Title:
Senior Investment Officer
CAISSE DE DEPOT ET PLACEMENT DU QUEBEC
By:	/s/ PIERRE FORTIER
Name:
Pierre Fortier
Title:
Vice President, Funds

S-2

ATTACHMENT A

EXHIBIT B

Class B Securityholders

as of December 27, 2004

Name and Address of Class B Securityholder	Number of Shares of Common Stock Owned	Number of Shares of Series A Preferred Stock Owned
Aurora Equity Partners II L.P. c/o Aurora Capital Group 10877 Wilshire Boulevard, Suite 2100 Los Angeles, CA 90024 Attn: Richard K. Roeder	22,177	2,716.7

Designated Securityholder

Telephone No.:	(310) 551-0101
Telecopy No.:	(310) 277-5591

  With copies of any notice to:

  Gibson, Dunn & Crutcher LLP
  333 S. Grand Avenue
  Los Angeles, CA 90071
  Attn: Bruce D. Meyer, Esq.

Telephone No.:	(213) 229-7979
Telecopy No.:	(213) 229-7520

Name and Address of Class B Securityholder	Number of Shares of Common Stock Owned	Number of Shares of Series A Preferred Stock Owned
Aurora Overseas Equity Partners II L.P. c/o Aurora Capital Group 10877 Wilshire Boulevard, Suite 2100 Los Angeles, CA 90024 Attn: Richard K. Roeder	295	36.1

Designated Securityholder

Telephone No.:	(310) 551-0101
Telecopy No.:	(310) 277-5591

  With copies of any notice to:

  Gibson, Dunn & Crutcher LLP
  333 S. Grand Avenue
  Los Angeles, CA 90071
  Attn: Bruce D. Meyer, Esq.

Telephone No.:	(213) 229-7979
Telecopy No.:	(213) 229-7520

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  Exhibit 10.22
ATTACHMENT A
EXHIBIT B Class B Securityholders as of December 27, 2004